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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        April 1, 1997
                                                  ------------------------------

                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                    0-20803                 74-2644120
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     (State or other               (Commission            (I.R.S. Employer
       jurisdiction                File Number)          Identification No.)
     of incorporation)



             5000 Plaza on the Lake, Suite 200, Austin, Texas 78746
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             (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code      (512) 328-1112
                                                    ----------------------------



                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5.         OTHER EVENTS

                Pursuant to Rule 135c(d) of the Securities Act of 1933, as amended, attached as Exhibit 99.1 is the press release issued by IXC Communications, Inc. dated April 1, 1997 which is hereby incorporated by reference herein.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                (c)     EXHIBITS

                99.1    Press release dated April 1, 1997.

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                                   SIGNATURE


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                Date:   April 2, 1997

                                        IXC Communications, Inc.


                                        By:   /s/ John J. Willingham
                                              ----------------------------------
                                              John J. Willingham
                                              Senior Vice President, Chief
                                              Financial Officer and
                                              Assistant Secretary

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                                 EXHIBIT INDEX



Exhibit
Number          Description
-------         -----------

99.1            Press release dated April 1, 1997